UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                October 16, 2009

ZEVOTEK, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-137210	05-0630427
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

134 Cedar Street, Nutley NJ	07110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:               (973) 667-4026

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)              On October 16, 2009,  Indira Tovar was duly appointed as one of our directors to fill a vacancy on our Board of Directors.  Ms. Tovar was appointed by unanimous consent of our current directors and a majority of votes of our stockholders by written consent.  After Ms. Tovar’s appointment, there remains one vacancy on our Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEVOTEK, INC.
(Registrant)

Date: October 22, 2009	By:	/s/ Adam Engel
Adam Engel, President and Chief Executive Officer